UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

ZAI LAB LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38205	98-1144595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 Jinke Road Bldg. 1, Fourth Floor, Pudong Shanghai, China	201210
(Address of principal executive offices)	(Zip Code)

+86 21 6163 2588

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 10 Ordinary Share, par value $0.000006 per share	ZLAB	The Nasdaq Global Market
Ordinary Shares, par value $0.000006 per share*	9688	The Stock Exchange of Hong Kong Limited

*        Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

Engagement of New Independent Registered Public Accounting Firm and Auditor

On April 18, 2022, following a review process conducted by the Audit Committee of the Board of Directors (the “Audit Committee”) of Zai Lab Limited (the “Company”), the Audit Committee approved the engagement of KPMG LLP, a U.S. auditor, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 for the annual consolidated financial statements of the Company and its subsidiaries (the “Group”) filed with the U.S. Securities and Exchange Commission (“SEC”) and the Company’s internal controls over financial reporting in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”). KPMG LLP will also be engaged to audit the consolidated financial statements of the Group for the year ending December 31, 2022 submitted to The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) in accordance with the Rules Governing the Listing of Securities of the Hong Kong Stock Exchange, subject to the Company’s receipt of the requisite approvals from the Hong Kong Stock Exchange and the Financial Reporting Council of Hong Kong, which are expected to be administrative in nature. The Company’s engagement of KPMG LLP aligns with the Company’s existing presence in the United States.

During the fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim period through the date of the filing of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted with KPMG LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K. As of the date of this Current Report on Form 8-K, KPMG LLP is in the process of concluding its standard client evaluation procedures, including obtaining approval from the Hong Kong Stock Exchange to be appointed as our auditor. Upon completion of these standard procedures, KPMG LLP will be in a position to execute an engagement letter and formally commence the engagement.

Dismissal of Independent Registered Public Accounting Firm and Auditor

On April 18, 2022, the Audit Committee also approved the dismissal of Deloitte Touche Tohmatsu Certified Public Accountants LLP and Deloitte Touche Tohmatsu (together, “Deloitte”) as the Company’s independent registered public accounting firm and auditor, respectively. Deloitte’s dismissal will be effective after the completion by Deloitte Touche Tohmatsu Certified Public Accountants LLP of its services as the Company’s independent registered public accounting firm for the Group’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and the Company’s receipt of the requisite approvals from the Hong Kong Stock Exchange and the Financial Reporting Council of Hong Kong for the appointment of KPMG LLP. The Company has requested that Deloitte respond fully to the inquiries of KPMG LLP, the Company’s successor independent registered public accounting firm, and Deloitte has agreed to cooperate with KPMG LLP with respect to the transition.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and December 31, 2021 do not contain an adverse opinion or a disclaimer of opinion and are not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through the date of the filing of this Current Report on Form 8-K, there were (i) no disagreements with Deloitte in any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports for such years and interim period, and (ii) no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K. In addition, there were no other disagreements or unresolved matters between the Company and Deloitte in respect of the matters described herein that need to be brought to the attention of the Company’s shareholders and creditors, and there are no matters in respect of the dismissal of the Company’s auditor that need to be brought to the attention of the shareholders of the Company.

The Company has provided Deloitte with a copy of the disclosures in this Current Report on Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether Deloitte agrees with the above statements under the heading “Dismissal of Independent Registered Public Accounting Firm and Auditor” and, if not, stating the respects in which it does not agree. The Company has requested that Deloitte provide the letter as promptly as possible so that the Company can file the letter with the SEC within ten business days after the filing of this Current Report on Form 8-K. A copy of that letter will be filed by amendment within two business days of receipt. Deloitte has also confirmed that it will provide a written confirmation that there are no matters in connection with its dismissal that need to be brought to the attention of the shareholders of the Company.

Press Release

On April 21, 2022 (U.S. Eastern time), the Company issued a press release announcing the above-described matters. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing or this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 21, 2022

104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAI LAB LIMITED

By:	/s/ Samantha Du
Samantha Du Chief Executive Officer

Date: April 21, 2022